                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant      / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2))

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

Columbia Common Stock Fund, Inc.                Columbia Growth Fund, Inc.                   Columbia International Stock Fund, Inc.
Columbia Special Fund, Inc.                     Columbia Small Cap Fund, Inc.                Columbia Real Estate Equity Fund, Inc.
Columbia Balanced Fund, Inc.                    Columbia Daily Income Company                Columbia Short Term Bond Fund, Inc.
Columbia Fixed Income Securities Fund, Inc.     Columbia Oregon Municipal Bond Fund, Inc.    Columbia High Yield Fund, Inc.
Columbia National Municipal Bond Fund, Inc.     Columbia Technology Fund, Inc.               Columbia Strategic Value Fund, Inc.

--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2) of
     Schedule 14A

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

      1)    Title of each class of securities to which transaction applies:

            ------------------------------------------------------------
      2)    Aggregate number of securities to which transaction applies:

            ------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ------------------------------------------------------------
      4)    Proposed maximum aggregate value of transaction:

            ------------------------------------------------------------
      5)    Total fee paid:

            ------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

            ------------------------------------------------------------
      2)    Form, Schedule or Registration Statement No.:

            ------------------------------------------------------------
      3)    Filing Party:

            ------------------------------------------------------------
      4)    Date Filed:

            ------------------------------------------------------------

                 IMPORTANT NEWS FOR COLUMBIA FUNDS SHAREHOLDERS

Dear Columbia Funds Shareholder,

The Columbia Funds (the "Funds") will hold a special meeting of shareholders on October 7, 2003 at 10:30 a.m. (Pacific Coast Time). At this meeting, you will be asked to vote on proposals regarding your Fund(s). The first proposal is to elect nine new directors and three of the incumbent directors to the Board of Directors of each of the Funds. Because of the retirement of two members of the Boards of Directors of the Funds (the "Boards"), the increase in size and complexity of the Funds and the increase in responsibility of fund directors generally imposed by recent legislative and regulatory actions, the Boards believe it is appropriate to increase the size of the Boards. To facilitate the expansion, the directors are proposing that the Boards be combined with the Liberty Funds boards. The Liberty Funds are a fund complex advised by the same investment adviser that advises the Columbia Funds, Columbia Management Advisors, Inc. Two of the Funds' directors, Mr. Simpson and Mr. Woolworth, will be joining the Liberty Funds' boards of trustees; one current Columbia director, Dr. Nelson, is already a Liberty Funds board member. The combination would add to the Boards the expertise and experience of nine new directors, would allow the Boards to appoint specialized committees and may reduce certain costs associated with maintaining the Boards.

Shareholders holding shares in the Columbia Special Fund, the Columbia Small Cap Fund or the Columbia Strategic Value Fund are also each being asked to vote on a proposal to change the name of their Fund. The second proposal is to change the name of the Columbia Special Fund to "Columbia Mid Cap Growth Fund, Inc." The third proposal is to change the name of the Columbia Strategic Value Fund to "Columbia Strategic Investor Fund, Inc." The fourth and final proposal is to change the name of the Columbia Small Cap Fund to "Columbia Small Cap Growth Fund, Inc." The changed names will better describe the Funds' investment strategies, and passage of the third and fourth proposals will help reduce potential confusion with other funds managed by the Funds' advisor and distributor. As a shareholder, you will only be asked to vote on those proposals applicable to the Funds in which you hold shares.

THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.

This special meeting will be held at the Portland Art Museum's Whitsell Auditorium (located at SW Park and SW Madison, Portland, Oregon). It is very important that you vote your shares at your earliest convenience. Your Fund has retained the services of Georgeson Shareholder Communications, Inc. to assist shareholders with the voting process. As we get closer to October 7th, shareholders who have not yet voted may receive a call from Georgeson Shareholder Communications reminding them to vote.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

If you have any questions regarding the Proxy Statement, please call Georgeson Shareholder Communications at (866) 238-4083.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

-s- Jeff B. Curtis

JEFF B. CURTIS
President                                                       SHC-60/897O-0803

                                      Q&A
        VOTING THE PROPOSALS UNDER THE COLUMBIA FUNDS PROXY SOLICITATION

The following questions and answers provide an overview of the key features of the proposals and of the information contained in this Joint Proxy Statement. Please review the full Joint Proxy Statement prior to casting your vote.

1.  WHAT IS BEING PROPOSED?

PROPOSAL NO. 1: The Board of Directors (each a "Board" and collectively the "Boards") of each of the Columbia Funds (each a "Fund" and collectively the "Funds") is proposing the election of nine new directors as well as three of the incumbent directors of each Fund's Board.

PROPOSAL NOS. 2, 3 AND 4: Shareholders of the Columbia Special Fund, the Columbia Strategic Value Fund and the Columbia Small Cap Fund will be asked to vote on a separate proposal to change the name of their Fund. The Board is proposing changing the name of the Special Fund to "Columbia Mid Cap Growth Fund, Inc.," the name of the Strategic Value Fund to "Columbia Strategic Investor Fund, Inc.," and the Small Cap Fund to "Columbia Small Cap Growth Fund, Inc."

2.  WHY IS THE ELECTION OF DIRECTORS BEING PROPOSED?

Each Fund's Board currently has four directors (Messrs. James C. George, Patrick
J. Simpson and Richard L. Woolworth and Dr. Charles R. Nelson). Pursuant to the Boards' retirement policy, Mr. George is required to retire from the Boards after the regular meeting scheduled to be held in July 2004. Mr. George has agreed to resign, however, as a director of each Fund upon election of the new nominees for director.

Due to the size and complexity of the Funds, and an increase in the responsibilities of fund directors generally, the Boards believe it is appropriate to increase the size of the Boards. The expansion would be accomplished by electing to the Board of each of the Funds the current trustees of the Liberty Funds, a fund group also advised by Columbia Management Advisors, the Funds' adviser. The new directors would, among other things, add to the Boards' experience in evaluating distribution and consolidation issues that are of importance to the Funds. Two of the Funds' directors, Mr. Simpson and Mr. Woolworth, will be joining the Liberty Funds' board of trustees; one, Dr. Nelson, is already a Liberty Funds board member. In addition, by expanding the Boards, the directors will have the flexibility to appoint special committees to focus on specific matters. The combined Boards may also reduce the directors' and legal fees paid by the Funds.

Please review the Proposal No. 1 section of this Joint Proxy Statement for more information.

3.  HOW MANY VOTES ARE REQUIRED TO ELECT THE NEW DIRECTORS?

If a quorum of shareholders is present at the Special Meeting, the 12 nominees who receive the greatest number of votes cast at the meeting will be elected directors. Please note that if you send in a signed proxy card but you give no voting instructions, your shares will be voted "FOR" the nominees proposed by the Boards.

Each Fund's Board of Directors recommends that you vote "FOR" the election of each of the nominees under proposal 1.

4. WHY ARE THE NAME CHANGES BEING PROPOSED FOR THE SPECIAL FUND, THE STRATEGIC VALUE FUND AND THE SMALL CAP FUND?

The proposed new names for the Funds will more accurately reflect the investment strategy of the Funds. In addition, for the Strategic Value Fund and the Small Cap Fund, changing the names will help reduce potential confusion with other similarly named funds also managed by the Advisor.

Please review the Proposal No. 2, Proposal No. 3 and Proposal No. 4 sections of this Joint Proxy Statement for more information.

5.  HOW MANY VOTES ARE REQUIRED TO PASS PROPOSALS 2, 3 AND 4?

If a quorum of shareholders is present at the Special meeting, proposals 2, 3 and 4 will be approved if the votes cast in favor of each proposal exceed the votes cast against it.

Each Fund's Board of Directors recommends that you vote "FOR" proposals 2, 3 and 4.

6.  WHY SHOULD I VOTE ON THESE PROPOSALS?

As part owner of the Funds, it is important that you are represented in the voting. For this reason, the services of a professional proxy solicitor have been retained to contact Fund shareholders. If we do not receive a proxy from you, it is possible that you will receive a call or letter from our solicitor requesting you to vote.

7.  HAVE THE BOARDS OF DIRECTORS APPROVED THESE PROPOSALS?

Yes, the Board of each Fund has reviewed the proposals applicable to the Fund and unanimously recommends that you vote "FOR" for the proposals before you.

                        COLUMBIA COMMON STOCK FUND, INC.
                           COLUMBIA GROWTH FUND, INC.
                    COLUMBIA INTERNATIONAL STOCK FUND, INC.
                          COLUMBIA SPECIAL FUND, INC.
                         COLUMBIA SMALL CAP FUND, INC.
                     COLUMBIA REAL ESTATE EQUITY FUND, INC.
                          COLUMBIA BALANCED FUND, INC.
                         COLUMBIA DAILY INCOME COMPANY
                      COLUMBIA SHORT TERM BOND FUND, INC.
                  COLUMBIA FIXED INCOME SECURITIES FUND, INC.
                   COLUMBIA OREGON MUNICIPAL BOND FUND, INC.
                         COLUMBIA HIGH YIELD FUND, INC.
                  COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.
                         COLUMBIA TECHNOLOGY FUND, INC.
                      COLUMBIA STRATEGIC VALUE FUND, INC.

                         ------------------------------

                NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                         ------------------------------

To the Shareholders:

Notice is given that a Joint Special Meeting of Shareholders (the "Special Meeting") of each of the mutual funds identified above, each an Oregon corporation (each a "Fund" and together the "Funds") will be held at the Portland Art Museum's Whitsell Auditorium (located at SW Park and SW Madison, Portland, Oregon) on October 7, 2003 at 10:30 a.m., Pacific Time, for the following purposes:

1.  To elect 12 directors to each of the Funds.

2. To change the name of the Columbia Special Fund, Inc. to the Columbia Mid Cap Growth Fund, Inc.

3. To change the name of the Columbia Strategic Value Fund, Inc. to the Columbia Strategic Investor Fund, Inc.

4. To change the name of the Columbia Small Cap Fund, Inc. to the Columbia Small Cap Growth Fund, Inc.

5. Other Business. To transact any other business that properly comes before the Special Meeting or any adjournment or adjournments thereof.

Shareholders of record at the close of business on August 21, 2003 are entitled to receive notice of and to vote at the Funds' Special Meeting and any adjournment thereof.

                                     By Order of the Boards of Directors

                                     -s- MARK A. WENTZIEN
                                     Mark A. Wentzien
                                     Secretary

August 27, 2003
Portland, Oregon

                             YOUR VOTE IS IMPORTANT

SHAREHOLDERS OF A FUND WILL VOTE SEPARATELY ON EACH PROPOSAL THAT APPLIES TO THAT FUND. YOU WILL RECEIVE A PROXY CARD FOR EACH FUND IN WHICH YOU ARE INVESTED. THE BOARD OF DIRECTORS OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND "FOR" EACH PROPOSAL.

                     INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card[s] properly.

1.  INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name on the proxy card. For example:

REGISTRATION                               VALID SIGNATURE
------------                           ------------------------
CORPORATE ACCOUNTS
(1) ABC Corp.........................  John Doe, Treasurer
(2) ABC Corp
   c/o John Doe, Treasurer...........  John Doe, Treasurer
(3) ABC Corp. Profit Sharing Plan....  John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust........................  Jane Doe, Trustee
(2) Jane Doe, Trustee
   u/t/d 12/28/78....................  Jane Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1) John Smith, Cust
   f/b/o John Smith, Jr. UGMA........  John Smith
(2) John Smith Jr. ..................  John Smith Jr., Executor

                      (This page intentionally left blank)

                        COLUMBIA COMMON STOCK FUND, INC.
                           COLUMBIA GROWTH FUND, INC.
                    COLUMBIA INTERNATIONAL STOCK FUND, INC.
                          COLUMBIA SPECIAL FUND, INC.
                         COLUMBIA SMALL CAP FUND, INC.
                     COLUMBIA REAL ESTATE EQUITY FUND, INC.
                          COLUMBIA BALANCED FUND, INC.
                         COLUMBIA DAILY INCOME COMPANY
                      COLUMBIA SHORT TERM BOND FUND, INC.
                  COLUMBIA FIXED INCOME SECURITIES FUND, INC.
                   COLUMBIA OREGON MUNICIPAL BOND FUND, INC.
                         COLUMBIA HIGH YIELD FUND, INC.
                  COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.
                         COLUMBIA TECHNOLOGY FUND, INC.
                      COLUMBIA STRATEGIC VALUE FUND, INC.

                         ------------------------------
                             JOINT PROXY STATEMENT
                         ------------------------------

                        SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 7, 2003

This Joint Proxy Statement and form of proxy enclosed are furnished in connection with a solicitation of proxies by the Boards of Directors of each of the mutual funds identified above, each an Oregon corporation (each a "Fund" and collectively the "Funds"), to be voted at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on October 7, 2003 at 10:30 a.m., at the Portland Art Museum's Whitsell Auditorium (located at SW Park and SW Madison, Portland, Oregon), for the purposes set forth in the accompanying Notice of Joint Special Meetings of Shareholders.

If the enclosed proxy card or proxy cards are properly executed and returned in time to be voted at the Special Meeting, the proxies named in the proxy cards will vote the shares represented by the proxy in accordance with the instructions marked on the proxy cards. Executed proxies that are unmarked will be voted for approval of the proposals described in this Joint Proxy Statement.

This Joint Proxy Statement and the related Notice of Joint Special Meetings of Shareholders are expected to be first mailed to shareholders of record on or about August 29, 2003. The principal executive offices of the Funds are located at 1301 SW Fifth Avenue, Portland, Oregon 97201-5601. Copies of the Funds' most recent Annual and Semi-Annual Reports are available upon request, without charge, by (i) writing to the Funds at Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111-2621, (ii) calling toll free 1-800-426-3750, or (iii) visiting the Funds' Web site at www.libertyfunds.com or the Securities and Exchange Commission's Web site at www.sec.gov.

                       PROPOSALS APPLICABLE TO EACH FUND

The following table summarizes the proposals applicable to each Fund:

PROPOSAL #   PROPOSAL DESCRIPTION      APPLICABLE FUND(S)     PAGE
----------  ----------------------   ----------------------   ----
    1.      To elect as directors    All                         6
            the nominees presented
            in proposal 1
    2.      To change the name of    Columbia Special Fund,     23
            the Columbia Special     Inc.
            Fund, Inc. to the
            Columbia Mid Cap
            Growth Fund, Inc.
    3.      To change the name of    Columbia Strategic         24
            the Columbia Strategic   Value Fund, Inc.
            Value Fund, Inc. to
            the Columbia Strategic
            Investor Fund, Inc.
    4.      To change the name of    Columbia Small Cap         25
            the Columbia Small Cap   Fund, Inc.
            Fund, Inc. to the
            Columbia Small Cap
            Growth Fund, Inc.

                       SHARES ENTITLED TO VOTE AND QUORUM

The holders of record of shares (the "Shareholders") of each Fund as of the close of business on August 21, 2003, the record date for the determination of Shareholders entitled to notice of and to vote at the

Special Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for each fractional share. The table below sets forth the number of shares by class outstanding for each Fund as of the Record Date.

                                                  NUMBER OF SHARES
NAME OF FUND AND CLASS OF SHARES                    OUTSTANDING
--------------------------------                  ----------------
Columbia Common Stock Fund, Inc.:       Class A        12,543.088
                                                       33,355.988
                                        Class B
                                                        6,559.477
                                        Class D
                                                   25,810,527.532
                                        Class Z
Columbia Growth Fund, Inc.:             Class A       171,366.540
                                                       31,662.066
                                        Class B
                                                       14,520.665
                                        Class D
                                                      607,301.332
                                        Class G
                                                   36,846,095.062
                                        Class Z
Columbia Special Fund, Inc.:            Class A       258,944.827
                                                      235,302.157
                                        Class B
                                                       41,724.263
                                        Class D
                                                       44,804.409
                                        Class G
                                                    1,654,248.148
                                        Class T
                                                   55,137,798.061
                                        Class Z
Columbia Small Cap Fund, Inc.:          Class Z    29,049,698.502
Columbia Real Estate Equity Fund,       Class A       510,886.055
  Inc.:
                                                      217,010.996
                                        Class B
                                                      155,030.769
                                        Class D
                                                   41,950,746.227
                                        Class Z
Columbia Balanced Fund, Inc.:           Class A        34,579.765
                                                      165,582.838
                                        Class B
                                                       40,181.130
                                        Class D
                                                   33,866,394.511
                                        Class Z
Columbia Daily Income Company:          Class Z   903,581,691.456
Columbia Short Term Bond Fund, Inc.:    Class A     4,237,898.302
                                                    3,109,287.844
                                        Class B
                                                    2,111,119.562
                                        Class D
                                                      187,099.349
                                        Class G
                                                    3,272,475.722
                                        Class T
                                                   49,923,670.787
                                        Class Z

                                                  NUMBER OF SHARES
NAME OF FUND AND CLASS OF SHARES                    OUTSTANDING
--------------------------------                  ----------------
Columbia Fixed Income Securities Fund,  Class A       544,148.164
  Inc.:                                 Class B       329,284.658
                                                      193,896.806
                                        Class D
                                                   38,911,725.436
                                        Class Z
Columbia Oregon Municipal Bond Fund,    Class A       163,378.124
  Inc.:                                 Class B        72,734.306
                                                       56,996.997
                                        Class D
                                                   39,705,952.076
                                        Class Z
Columbia High Yield Fund, Inc.:         Class A    21,354,940.485
                                                   10,411,269.622
                                        Class B
                                                   12,040,639.154
                                        Class D
                                                  137,802,871.151
                                        Class Z
Columbia National Municipal Bond Fund,  Class A        36,509.903
  Inc.:                                 Class B        58,839.194
                                                       41,695.911
                                        Class D
                                                    1,450,870.759
                                        Class Z
Columbia Technology Fund, Inc.:         Class A        54,115.932
                                                      211,619.888
                                        Class B
                                                        2,508.768
                                        Class D
                                                    2,894,716.781
                                        Class Z
Columbia Strategic Value Fund, Inc.     Class A     3,778,972.450
                                                      209,032.082
                                        Class B
                                                       43,967.425
                                        Class D
                                                   14,000,167.082
                                        Class Z

A quorum for the conduct of business at the Special Meeting of each Fund requires the presence, in person or by proxy, of holders of a majority of the outstanding shares of that Fund. If a quorum to transact business or the vote required to approve any proposal described in this Joint Proxy Statement is not present at the Special Meeting for a Fund, the persons named as proxies may propose one or more adjournments of the Special Meeting for a total of not more than 120 days in the aggregate to obtain a quorum or to permit further solicitation of proxies. Any such adjournment may be approved by the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting, even though less than a quorum. The persons named as proxies will vote the shares represented by the proxy upon such proposal as determined in their discretion.

If a proxy is properly executed and returned and includes instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" any proposal or adjournment to permit further solicitation of proxies.

All classes of a Fund will vote together as a single class on each applicable proposal.

Shareholders can vote by marking the enclosed proxy card(s) and returning the card(s) in the postage-paid envelope or by following the instructions on the enclosed voter instruction insert. Any Shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise:

    - By written notice of the proxy's revocation to Mark A. Wentzien, Secretary of each Fund, at the above address prior to the Special Meeting;

    - By the subsequent execution and return of another proxy prior to the Special Meeting; or

    - By voting in person at the Special Meeting and giving oral notice of revocation to the Chairman of the Special Meeting.

A Shareholder who attends the Special Meeting, however, is not required to revoke the proxy and vote in person. Each valid, unrevoked proxy will be voted at the Special Meeting in accordance with the instructions given in the proxy. If no instructions are given, shares represented by the proxy will be voted for the nominees for director named in this Joint Proxy Statement and for Proposals 2, 3 and 4.

              PRINCIPAL SHAREHOLDERS AND SHARES HELD BY MANAGEMENT

Attached as Exhibit A is a list of all persons known by the Funds to be the record or beneficial owners of 5% or more of the outstanding shares of any Fund as of the Record Date. Exhibit A also shows the number of shares of each Fund owned by each director and nominee and by all directors, nominees and officers of the Funds as a group as of the Record Date.

                            SOLICITATION OF PROXIES

Columbia Management Advisors, Inc. (the "Adviser"), located at 1301 SW Fifth Avenue, Portland, Oregon 97201, serves as the investment adviser for each of the Funds.

In addition to solicitations of proxies by mail, proxies may be solicited by officers and employees of the Adviser, personally or by telephone or electronically, without additional compensation. Copies of solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to beneficial owners of the shares held in their names. In addition, the Funds have hired an unaffiliated proxy solicitor, Georgeson Shareholder Communications, Inc. ("Georgeson"), to assist in the solicitation of proxies. The estimated cost of Georgeson's services to the Funds ranges from approximately $152,000 to $335,000, depending upon the extent of services provided. All costs of printing and mailing proxy materials and the costs and expenses of holding the Special Meeting, including all amounts paid to Georgeson, will be paid one-half by the Adviser and one-half by the Funds.

PROPOSAL NO. 1:  TO ELECT DIRECTORS OF THE FUND

ALL FUNDS

The first proposal to be considered at the Special Meeting is the election of directors of each Fund. The purpose of the proposal is to elect nine new directors, as well as three of the incumbent directors, to each Fund's Board of Directors (each a "Board" and together the "Boards"). None of the nominees listed below, except for Messrs. Patrick J. Simpson and Richard L. Woolworth and Dr. Charles R. Nelson, now serves as a director of any Fund. Each of the incumbent directors was previously elected to the Boards by the shareholders of the Funds and currently oversees the 15 Funds and the 12 portfolios of the CMG Fund Trust (together, the "Columbia Funds"). The Adviser also serves as the investment adviser for each of the portfolios of the CMG Fund Trust. Each of Dr. Nelson and the proposed nine new directors now serve on the boards of trustees of the approximately 85 funds and portfolios of the Liberty Funds managed by the Adviser or affiliates of the Adviser (the "Liberty Funds").

The Boards currently have four directors. Under the Boards' retirement policy, each director of the Funds must agree to resign as of the end of the first regular Board meeting following the director's 72nd birthday. Pursuant to this policy, Mr. J. Jerry Inskeep, Jr. resigned from the Boards on April 30, 2003, and Mr. James C. George is required to retire from the Boards after the regular Board meeting currently scheduled to be held in July 2004. As a result, absent further action, the number of directors on the Board will be reduced to three by July 2004.

The Boards believe that it is appropriate to replace the two retiring directors. In addition, because of the increase in size and complexity of the Columbia Funds over the past year and because of the increase in the responsibilities of fund directors generally imposed by recent legislative and regulatory actions, the Boards believe that it is appropriate to augment the size of the Boards. The Boards recognize that the identification, recruitment and assimilation of additional qualified directors would likely take significant time and require an increase in the directors' current compensation levels.

To facilitate the expansion of the Boards, the Adviser has suggested that the members of the Columbia Funds boards be combined with those of the Liberty Funds boards. The combination would be accomplished by electing the nine members of the Liberty Funds boards to the Columbia Funds boards and appointing Messrs. Simpson and Woolworth to the Liberty Funds boards. The end result would be to have the same members serve on each of the several boards of the Columbia Funds and the Liberty Funds. Mr. George would resign from the Boards upon the election of the nominees at the Special Meeting.

The proposed combination would permit the boards of the Columbia Funds and the Liberty Funds to meet concurrently and to develop uniform policies and procedures. The nine new directors would add to the Boards their expertise and the experience they have gained from serving on the boards of the Liberty Funds. Although the combined boards would have more funds to oversee, the larger boards would have the flexibility to appoint special committees to focus on specific matters. For example, it is anticipated that the combined boards would delegate certain responsibilities to separate audit, governance, contracts and investments committees. Additionally, combining the boards may result in economies of scale, reducing certain fixed costs associated with the Boards. Accordingly, it is expected that the combined boards would require only one independent counsel and that based on current asset levels and compensation schedules, each Fund's share of the compensation paid to the directors and trustees of the combined boards would be lower than the compensation that would be payable to the directors of the Funds if there were no combination and only three new directors were added to replace the retiring directors.

Following the board combination, the nine new directors would represent 75% of each of the Boards. Since Board action normally requires a majority vote, the new nominees would effectively control the Boards. Matters on which fund boards typically vote include changes to the adviser and the advisory contract, agreements with the transfer agent, custodian, administrator and other service providers, appointment of independent auditors and counsel, adoption of investment and other policies, and approval of fund mergers. Although Messrs. Simpson and Woolworth and Dr. Nelson would continue as members of the combined boards, they would no longer be able to carry the vote on any of these or other matters. The new directors would have the same fiduciary duty to the Funds' shareholders as the continuing members, and approval of certain of the matters described above would require separate shareholder approval. In addition, all but two of the nine new director nominees are considered independent or "disinterested" under the Investment Company Act of 1940 (the "1940 Act"), as are the Funds' three incumbent directors. It is expected that the officers of the Liberty Funds will be appointed as officers of the Funds following the board combination. See "Executive Officers of the Funds."

To provide certain assurances to the shareholders of the Funds, Columbia Management Group ("CMG"), the parent of the Adviser, has represented to the Funds, among other things, that:

    - there will be no material change in the investment management, distribution, administrative or shareholder services provided to the Funds as a direct result of the proposed combination, without prior discussion with the Boards;

    - CMG will not propose any increase in fee schedules for contracts between the Funds and CMG or any of its affiliates for a period of two years from the date of completion of the proposed combination;1

    - there are no pending or threatened claims against the Liberty Funds or their trustees or officers with respect to the activities or operations of the Liberty Funds;

    - CMG has provided the Boards with all information reasonably necessary for the Boards to evaluate the combination;

    - this Joint Proxy Statement complies with all requirements of the proxy rules, does not contain any statement that is false or misleading with respect to any material fact and does not omit to state any material fact necessary to make the statements herein not false or misleading; and

    - CMG will indemnify and hold harmless the Funds and the members of the Boards and their agents against any liability or expense incurred by them arising out of any misstatement or omission in any information provided by CMG, or breach of any of CMG's representations or warranties, in connection with the consideration of the combination by the Boards and the shareholders of the Funds.

In addition, the Adviser has committed to pay one-half of the costs related to the solicitation of proxies and the Special Meeting.

When the combination is completed, Mr. George has agreed to resign. The Adviser has committed to make an early retirement payment to Mr. George that is equivalent to the fees he would have received as a member of the combined boards prior to his scheduled retirement in July 2004. After the combination, the directors of the Funds will receive compensation for their services as directors and trustees of both the Columbia Funds and the Liberty Funds. The compensation of Messrs. Woolworth and Simpson will increase as a result of the

---------------
1 CMG has proposed a decrease in the Funds' transfer agency fees and an increase in the Funds' fund accounting fees that will result in a net savings to the Funds. The limitation on increases in fee schedules will apply to the Funds' transfer agency fees and fund accounting fees after this proposal has been implemented, which is expected to occur by November 1, 2003.

combination. The compensation for Dr. Nelson will decrease. See "Compensation of Directors."

The Boards met in person or by telephone on nine occasions from January 30, 2003 to August 19, 2003 to discuss the proposed consolidation. A special committee of the Board comprised of Messrs. Simpson and Woolworth also met in person with members of the Liberty Funds boards on May 6 and 7, 2003 and August 12 and 13, 2003. On the basis of these and other meetings and the information and representations provided by the Adviser and CMG, the Boards unanimously approved the combination and determined to recommend the combination to the shareholders of the Funds.

The 1940 Act generally provides that at all times a majority of directors of each Fund's Board must be elected by shareholders and that new directors cannot be elected by a board of directors to fill vacancies unless, after the election, two-thirds of the directors have been elected by shareholders. To assure compliance with the two-thirds requirement of the 1940 Act, shareholders are being asked to elect the three incumbent directors and the nine new nominees.

Each of the nominees has agreed to serve if elected. If a nominee declines to serve before the meeting or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee. If elected, the nominees will hold office until the next meeting of shareholders at which directors are elected and until their successors are elected and qualified.

As permitted under Oregon law, the Funds are not required to hold, and do not anticipate holding, annual meetings. Thus, the directors will be elected for indefinite terms. Any director may resign, however, and any director may be removed at any meeting of shareholders called for that purpose by at least a majority of the votes entitled to be cast for the election of directors. If a vacancy exists for any reason, the remaining directors may fill the vacancy by electing another director so long as two-thirds of the directors have been elected by shareholders. If at any time less than a majority of the directors holding office have been elected by shareholders, the directors then in office will call a shareholders' meeting within 60 days for the purpose of electing directors. As a condition to election as a director, in accordance with the Boards' retirement policy, each nominee will be required to submit in writing a resignation as a director that becomes effective as of the adjournment of the first regularly scheduled meeting of the directors following the director's 72(nd) birthday.

The Board of each Fund (other than the International Stock Fund) met eight times during 2002, and each incumbent director attended all of these meetings. The Board of the International Stock Fund met nine times, and each incumbent director attended all of these meetings. The Board of each Fund has three standing committees composed exclusively of all the Fund's disinterested directors, the Audit Committee, the Compensation Committee and the Nominating Committee.

The Audit Committee considers and engages, on an annual basis, the independent auditors for each of the Funds, reviews with management and the independent auditors the financial statements included in the Fund's Annual Report to Shareholders, and generally oversees the audit process. The Audit Committee held one meeting in 2002. The Compensation Committee is responsible for determining director compensation. The Compensation Committee held one meeting in 2002. The Nominating Committee is responsible for selecting and nominating candidates for election to serve as directors. The Nominating Committee held one meeting in 2002 and will not consider nominees recommended by Fund shareholders.

Set forth below are the 12 nominees for election as directors of each Fund (the "Nominees"), together with information about them. Other directorships include positions of director or trustee of companies that are required to file reports with the Securities and Exchange Commission (the "SEC"), other than registered investment companies in the fund complex, which consists of the Columbia Funds, the Liberty Funds and all other registered funds managed by the Adviser and its affiliates (the "Fund Complex").

DISINTERESTED DIRECTORS OR NOMINEES

                                                                          NUMBER OF
                                                                         PORTFOLIOS
                                                                           IN FUND
                                       TERM OF                             COMPLEX         OTHER
                       POSITION(S)    OFFICE AND         PRINCIPAL       OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS           HELD WITH     LENGTH OF        OCCUPATION(S)     DIRECTOR OR      HELD BY
AND AGE                   FUNDS      TIME SERVED*   DURING PAST 5 YEARS    NOMINEE       DIRECTOR
-------------          -----------   ------------   -------------------  -----------   -------------
Douglas A. Hacker(1)    New              N/A        Executive Vice           112       None
P.O. Box 66100          Nominee                     President -- Strategy
Chicago, IL 60666                                   of United Airlines
(47 years old)                                      (airline) since
                                                    December 2002
                                                    (formerly President
                                                    of UAL Loyalty
                                                    Services from
                                                    September 2001 to
                                                    December 2002;
                                                    Executive Vice
                                                    President and Chief
                                                    Financial Officer
                                                    from July 1999 to
                                                    September 2001, and
                                                    Senior Vice
                                                    President and Chief
                                                    Financial Officer
                                                    from July 1994 to
                                                    July 1999 of United
                                                    Airlines).
Janet Langford          New              N/A        Executive Vice           112       None
Kelly(1)                Nominee                     President --
One Kellogg Square                                  Corporate
Battle Creek, MI                                    Development and
49016                                               Administration,
(45 years old)                                      General Counsel and
                                                    Secretary, Kellogg
                                                    Company (food
                                                    manufacturer) since
                                                    September 1999;
                                                    (formerly Senior
                                                    Vice President,
                                                    Secretary and
                                                    General Counsel,
                                                    Sara Lee
                                                    Corporation
                                                    (branded, packaged,
                                                    consumer-products
                                                    manufacturer) from
                                                    January 1995 to
                                                    September 1999).

                                                                          NUMBER OF
                                                                         PORTFOLIOS
                                                                           IN FUND
                                       TERM OF                             COMPLEX         OTHER
                       POSITION(S)    OFFICE AND         PRINCIPAL       OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS           HELD WITH     LENGTH OF        OCCUPATION(S)     DIRECTOR OR      HELD BY
AND AGE                   FUNDS      TIME SERVED*   DURING PAST 5 YEARS    NOMINEE       DIRECTOR
-------------          -----------   ------------   -------------------  -----------   -------------
Richard L.              New              N/A        Private investor         112       None
Lowry(1)(2)             Nominee                     since August 1987
10701 Charleston Dr.                                (formerly Chairman
Vero Beach, FL 32963                                and Chief Executive
(67 years old)                                      Officer, U.S.
                                                    Plywood Corporation
                                                    (building products
                                                    manufacturer)).
Charles R. Nelson(1)    Director     Served for 1   Professor of             112       None
Department of                            year       Economics,
Economics                                           University of
University of                                       Washington, since
Washington                                          January 1976; Ford
Seattle, WA 98195                                   and Louisa Van
(61 years old)                                      Voorhis Professor
                                                    of Political
                                                    Economy, University
                                                    of Washington,
                                                    since September
                                                    1993; Director,
                                                    Institute for
                                                    Economic Research,
                                                    University of
                                                    Washington, since
                                                    September 2001;
                                                    Adjunct Professor
                                                    of Statistics,
                                                    University of
                                                    Washington since
                                                    September 1980;
                                                    Associate Editor,
                                                    Journal of Money
                                                    Credit and Banking,
                                                    since September
                                                    1993; consultant on
                                                    econometric and
                                                    statistical
                                                    matters.
John J.                 New              N/A        Academic Vice            115       Saucony, Inc.
Neuhauser(1)(2)(3)      Nominee                     President and Dean                 (athletic
84 College Road                                     of Faculties since                 footwear).
Chestnut Hill, MA                                   August 1999, Boston
02467-3838                                          College (formerly
(60 years old)                                      Dean, Boston
                                                    College School of
                                                    Management from
                                                    September 1977 to
                                                    September 1999).

                                                                          NUMBER OF
                                                                         PORTFOLIOS
                                                                           IN FUND
                                       TERM OF                             COMPLEX         OTHER
                       POSITION(S)    OFFICE AND         PRINCIPAL       OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS           HELD WITH     LENGTH OF        OCCUPATION(S)     DIRECTOR OR      HELD BY
AND AGE                   FUNDS      TIME SERVED*   DURING PAST 5 YEARS    NOMINEE       DIRECTOR
-------------          -----------   ------------   -------------------  -----------   -------------
Patrick J. Simpson(1)   Director     Served for 3   Lawyer, Perkins          112       None
1211 S.W. 5th Avenue                    Years       Coie LLP.
Suite 1500
Portland, OR 97204
(58 years old)
Thomas E. Stitzel(1)    New              N/A        Business consultant      112       None
2208 Tawny Woods Pl.    Nominee                     since 1999
Boise, ID 83706                                     (formerly Professor
(67 years old)                                      of Finance from
                                                    1975 to 1999 and
                                                    Dean from 1977 to
                                                    1991, College of
                                                    Business, Boise
                                                    State University);
                                                    Chartered Financial
                                                    Analyst.
Thomas C. Theobald(1)   New              N/A        Managing Director,       112       Anixter
27 West Monroe          Nominee                     William Blair                      International
Street,                                             Capital Partners                   (network
Suite 3500                                          (private equity                    support
Chicago, IL 60606                                   investing) since                   equipment
(66 years old)                                      September 1994.                    distributor),
                                                                                       Jones Lang
                                                                                       LaSalle (real
                                                                                       estate
                                                                                       management
                                                                                       services),
                                                                                       MONY Group
                                                                                       (life
                                                                                       insurance)
                                                                                       and Ventas,
                                                                                       Inc.
                                                                                       (healthcare
                                                                                       REIT).
Anne-Lee                New              N/A        Author and speaker       113       Chairman of
Verville(1)(3)          Nominee                     on educational                     the Board,
359 Stickney Hill                                   systems needs                      Enesco Group,
Road                                                (formerly General                  Inc.
Hopkinton, NH 03229                                 Manager, Global                    (designed,
(58 years old)                                      Education Industry                 imported and
                                                    from 1994 to 1997,                 distributed
                                                    and President,                     giftware and
                                                    Applications                       collectibles).
                                                    Solutions Division
                                                    from 1991 to 1994,
                                                    IBM Corporation
                                                    (global education
                                                    and global
                                                    applications)).

                                                                          NUMBER OF
                                                                         PORTFOLIOS
                                                                           IN FUND
                                       TERM OF                             COMPLEX         OTHER
                       POSITION(S)    OFFICE AND         PRINCIPAL       OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS           HELD WITH     LENGTH OF        OCCUPATION(S)     DIRECTOR OR      HELD BY
AND AGE                   FUNDS      TIME SERVED*   DURING PAST 5 YEARS    NOMINEE       DIRECTOR
-------------          -----------   ------------   -------------------  -----------   -------------
Richard L.              Director     Served for     Chairman/CEO, The        112       The Regence
Woolworth(1)                           12 Years     Regence Group (a                   Group,
100 S.W. Market St.                                 healthcare                         Regence
#1500                                               maintenance                        BlueCross
Portland, OR 97207                                  organization).                     BlueShield of
(62 years old)                                                                         Oregon; NW
                                                                                       Natural, a
                                                                                       natural gas
                                                                                       service
                                                                                       provider

INTERESTED NOMINEES

                                                                          NUMBER OF
                                                                         PORTFOLIOS
                                       TERM OF                             IN FUND         OTHER
                       POSITION(S)    OFFICE AND         PRINCIPAL         COMPLEX     DIRECTORSHIPS
NAME, ADDRESS           HELD WITH     LENGTH OF        OCCUPATION(S)     OVERSEEN BY      HELD BY
AND AGE                   FUNDS      TIME SERVED    DURING PAST 5 YEARS   DIRECTOR       DIRECTOR
-------------          -----------   ------------   -------------------  -----------   -------------
William E.              New              N/A        Managing Partner,        114       Lee
Mayer(1)(2)(4)          Nominee                     Park Avenue Equity                 Enterprises
399 Park Avenue                                     Partners (private                  (print
Suite 3204                                          equity) since                      media), WR
New York, NY 10022                                  February 1999                      Hambrecht +
(63 years old)                                      (formerly Founding                 Co.
                                                    partner,                           (financial
                                                    Development Capital                service
                                                    LLC from November                  provider),
                                                    1996 to February                   First Health
                                                    1999).                             (healthcare)
                                                                                       and the
                                                                                       Reader's
                                                                                       Digest
                                                                                       Association,
                                                                                       Inc.
                                                                                       (publishing).

                                                                          NUMBER OF
                                                                         PORTFOLIOS
                                       TERM OF                             IN FUND         OTHER
                       POSITION(S)    OFFICE AND         PRINCIPAL         COMPLEX     DIRECTORSHIPS
NAME, ADDRESS           HELD WITH     LENGTH OF        OCCUPATION(S)     OVERSEEN BY      HELD BY
AND AGE                   FUNDS      TIME SERVED    DURING PAST 5 YEARS   DIRECTOR       DIRECTOR
-------------          -----------   ------------   -------------------  -----------   -------------
Joseph R.               New             Vice        Executive Vice           113       None
Palombo(2)(4)           Nominee;      President     President and Chief
245 Summer Street       Vice            since       Operating Officer
Boston, MA 02210        President      January      of CMG since
(50 years old)                           2003       December 2001;
                                                    Director, Executive
                                                    Vice President and
                                                    Chief Operating
                                                    Officer of the
                                                    Adviser since April
                                                    2003 (formerly
                                                    Chief Operations
                                                    Officer of Mutual
                                                    Funds, Liberty
                                                    Financial
                                                    Companies, Inc.
                                                    from August 2000 to
                                                    November, 2001;
                                                    Executive Vice
                                                    President of Stein
                                                    Roe & Farnham
                                                    Incorporated (Stein
                                                    Roe) from April
                                                    1999 to April 2003;
                                                    Director of
                                                    Colonial Management
                                                    Associates, Inc.
                                                    from April 1999 to
                                                    April 2003;
                                                    Director of Stein
                                                    Roe from September
                                                    2000 to April
                                                    2003); President of
                                                    Liberty Funds and
                                                    Galaxy Funds since
                                                    February 2003
                                                    (formerly Vice
                                                    President from
                                                    September 2002 to
                                                    February 2003);
                                                    Manager of Stein
                                                    Roe Floating Rate
                                                    Limited Liability
                                                    Company since
                                                    October 2000
                                                    (formerly Vice
                                                    President of

                                                                          NUMBER OF
                                                                         PORTFOLIOS
                                       TERM OF                             IN FUND         OTHER
                       POSITION(S)    OFFICE AND         PRINCIPAL         COMPLEX     DIRECTORSHIPS
NAME, ADDRESS           HELD WITH     LENGTH OF        OCCUPATION(S)     OVERSEEN BY      HELD BY
AND AGE                   FUNDS      TIME SERVED    DURING PAST 5 YEARS   DIRECTOR       DIRECTOR
-------------          -----------   ------------   -------------------  -----------   -------------
                                                    Liberty Funds from
                                                    April, 1999 to
                                                    August 2000; Chief
                                                    Operating Officer
                                                    and Chief
                                                    Compliance Officer,
                                                    Putnam Mutual Funds
                                                    from December 1993
                                                    to March 1999).

There is no family relationship between any of the directors or nominees listed above.
---------------

* Each director serves for an indefinite term until the date the director resigns, retires or is removed in accordance with the Bylaws of each Fund.

(1) Includes service as a director or trustee of the Funds, CMG Fund Trust (12 funds) and the Liberty Funds (85 funds).

(2) Mr. Lowry, Mr. Neuhauser and Mr. Mayer each serve as directors of the Liberty All-Star Funds, currently consisting of two funds, which are advised by an affiliate of the Adviser.

(3) Mr. Neuhauser and Mrs. Verville serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is managed by the Adviser. Mr. Palombo is an interested director of Columbia Management Hedge Fund, LLC.

(4) "Interested person" as defined by the 1940 Act. Mr. Mayer is an interested person because of his affiliation with WR Hambrecht + Co. WR Hambrecht + Co. is a registered broker-dealer and over the past six months the Funds have, from time to time, used WR Hambrecht + Co. to execute portfolio transactions. Mr. Palombo is an interested person as a director and officer of the Adviser and shareholder of the ultimate parent of the Adviser.

Share Ownership. The following table sets forth the dollar range of shares owned by each director and nominee for director of the Funds as of July 31, 2003 of (i) each individual Fund and (ii) all of the funds in the Fund Complex:

DISINTERESTED DIRECTORS OR NOMINEES:

                          DOUGLAS A.     JANET LANGFORD     RICHARD W.
NAME OF FUND                HACKER           KELLY             LOWRY
------------              ----------     --------------     ----------
Common Stock Fund            None             None             None
Balanced Fund                None             None             None

                          DOUGLAS A.     JANET LANGFORD     RICHARD W.
NAME OF FUND                HACKER           KELLY             LOWRY
------------              ----------     --------------     ----------
Growth Fund                  None             None             None
Special Fund                 None       $50,001-$100,000       None
Small Cap Fund               None             None             None
International Stock
  Fund                       None             None             None
Real Estate Equity Fund      None             None             None
Strategic Value Fund         None             None             None
Technology Fund              None             None             None
Columbia Daily Income
  Company                    None             None             None
Fixed Income Securities
  Fund                       None             None             None
Short Term Bond Fund         None             None             None
High Yield Fund              None             None             None
Oregon Municipal Bond
  Fund                       None             None             None
National Municipal Bond
  Fund                       None             None             None
  AGGREGATE DOLLAR
    RANGE OF FUND
    SHARES IN FUNDS
    OVERSEEN BY
    DIRECTOR OR NOMINEE
    IN FUND COMPLEX:     OVER $100,000   OVER $100,000    $10,001-$50,000

                                        DR. CHARLES R.      JOHN J.
NAME OF FUND                                NELSON         NEUHAUSER
------------                            --------------     ---------
Common Stock Fund                            None            None
Balanced Fund                                None            None
Growth Fund                                  None            None
Special Fund                           $50,001-$100,000      None
Small Cap Fund                               None            None
International Stock Fund               $10,001-$50,000       None
Real Estate Equity Fund                      None            None
Strategic Value Fund                         None            None
Technology Fund                              None            None
Columbia Daily Income Company                None            None
Fixed Income Securities Fund                 None            None

                                        DR. CHARLES R.      JOHN J.
NAME OF FUND                                NELSON         NEUHAUSER
------------                            --------------     ---------
Short Term Bond Fund                         None            None
High Yield Fund                              None            None
Oregon Municipal Bond Fund                   None            None
National Municipal Bond Fund                 None            None
  AGGREGATE DOLLAR RANGE OF FUND
    SHARES IN FUNDS OVERSEEN BY
    DIRECTOR OR NOMINEE IN FUND
    COMPLEX:                            OVER $100,000    OVER $100,000

                                        PATRICK J.        THOMAS E.
NAME OF FUND                             SIMPSON           STITZEL
------------                            ----------        ---------
Common Stock Fund                          None              None
Balanced Fund                           $1-$10,000           None
Growth Fund                          $50,001-$100,000        None
Special Fund                            $1-$10,000           None
Small Cap Fund                             None              None
International Stock Fund                   None              None
Real Estate Equity Fund                    None              None
Strategic Value Fund                       None        $10,001-$50,000
Technology Fund                            None              None
Columbia Daily Income Company              None              None
Fixed Income Securities Fund               None              None
Short Term Bond Fund                       None              None
High Yield Fund                            None              None
Oregon Municipal Bond Fund                 None              None
National Municipal Bond Fund               None              None
  AGGREGATE DOLLAR RANGE OF FUND
    SHARES IN FUNDS OVERSEEN BY
    DIRECTOR OR NOMINEE IN FUND
    COMPLEX:                         $50,001-$100,000  $50,001-$100,000

                                  THOMAS C.    ANNE-LEE    RICHARD W.
NAME OF FUND                      THEOBALD     VERVILLE     WOOLWORTH
------------                      ---------    --------    ----------
Common Stock Fund                   None         None    $10,001-$50,000
Balanced Fund                       None         None         None
Growth Fund                         None         None      $1-$10,000
Special Fund                        None         None      $1-$10,000
Small Cap Fund                      None         None      $1-$10,000

                                  THOMAS C.    ANNE-LEE    RICHARD W.
NAME OF FUND                      THEOBALD     VERVILLE     WOOLWORTH
------------                      ---------    --------    ----------
International Stock Fund            None         None      $1-$10,000
Real Estate Equity Fund             None         None         None
Strategic Value Fund                None         None      $1-$10,000
Technology Fund                     None         None         None
Columbia Daily Income Company       None         None     Over $100,000
Fixed Income Securities Fund        None         None         None
Short Term Bond Fund                None         None         None
High Yield Fund                     None         None         None
Oregon Municipal Bond Fund          None         None    $10,001-$50,000
National Municipal Bond Fund        None         None         None
  AGGREGATE DOLLAR RANGE OF
    FUND SHARES IN FUNDS
    OVERSEEN BY DIRECTOR OR
    NOMINEE IN FUND COMPLEX:    OVER $100,000   NONE*     OVER $100,000

INTERESTED NOMINEES:

                                                WILLIAM E.   JOSEPH A.
NAME OF FUND                                      MAYER       PALOMBO
------------                                    ----------   ---------
Common Stock Fund                                  None        None
Balanced Fund                                      None        None
Growth Fund                                        None        None
Special Fund                                       None        None
Small Cap Fund                                     None        None
International Stock Fund                           None        None
Real Estate Equity Fund                            None        None
Strategic Value Fund                               None        None
Technology Fund                                    None        None
Columbia Daily Income Company                      None        None
Fixed Income Securities Fund                       None        None
Short Term Bond Fund                               None        None
High Yield Fund                                    None        None
Oregon Municipal Bond Fund                         None        None
National Municipal Bond Fund                       None        None
  AGGREGATE DOLLAR RANGE OF FUND SHARES IN
    FUNDS OVERSEEN BY DIRECTOR OR NOMINEE IN
    FUND COMPLEX:                                  NONE        NONE

---------------

* Because Ms. Verville's share ownership in the Liberty Funds is held through her deferred compensation plan, her ownership is not required to be disclosed.

As of July 31, 2003, none of the disinterested directors or nominees or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.

COMPENSATION OF DIRECTORS

Each disinterested director currently receives an annual aggregate fee of $30,000 for his services as a director of the Funds and trustee of the CMG Fund Trust, plus an additional $4,000 for each regular board meeting attended and $1,000 for each special board meeting attended, and is reimbursed for expenses incurred in attending all meetings. Each disinterested director also receives $500 for each board committee meeting in which the director participates. Each disinterested director serving on the Audit Committee (other than any chairman of the Audit Committee) is entitled to an additional annual aggregate fee in the amount of $1,000 for his services in this capacity, and any chairman of the Audit Committee is entitled to an additional aggregate fee in the amount of $2,000. None of the directors receives any form of pension or retirement benefit compensation from the Funds. One-third of the foregoing directors' fees and expenses are allocated equally among the Columbia Funds and the portfolios of the CMG Fund Trust, and the remaining directors' fees and expenses are allocated in proportion to each fund's average daily net assets for the preceding fiscal quarter. The following table sets forth compensation received by each Fund's directors for 2002 who are standing for reelection. No officer of the Funds received any compensation from the Funds in 2002.

                                     PATRICK J.   RICHARD L.   DR. CHARLES R.
AGGREGATE COMPENSATION FROM FUND      SIMPSON     WOOLWORTH        NELSON
--------------------------------     ----------   ----------   --------------
Common Stock Fund                     $ 3,330      $ 3,330        $  1,601
Growth Fund                           $ 5,203      $ 5,203        $  2,917
International Stock Fund              $ 2,916      $ 2,916        $    373
Special Fund                          $ 3,804      $ 3,804        $  1,934
Small Cap Fund                        $ 3,533      $ 3,533        $  1,743
Real Estate Fund                      $ 4,076      $ 4,076        $  2,125
Balanced Fund                         $ 4,482      $ 4,482        $  2,411
Columbia Daily Income Company         $ 6,046      $ 6,046        $  3,509

                                     PATRICK J.   RICHARD L.   DR. CHARLES R.
AGGREGATE COMPENSATION FROM FUND      SIMPSON     WOOLWORTH        NELSON
--------------------------------     ----------   ----------   --------------
Short Term Bond Fund                  $ 1,393      $ 1,393        $    240
Fixed Income Securities Fund          $ 3,032      $ 3,032        $  1,392
Oregon Municipal Bond Fund            $ 3,092      $ 3,092        $  1,434
High Yield Fund                       $ 2,655      $ 2,655        $  1,127
National Municipal Bond Fund          $ 1,108      $ 1,108        $     40
Strategic Value Fund                  $ 2,189      $ 2,189        $    799
Technology Fund                       $ 1,092      $ 1,092        $     28
  TOTAL COMPENSATION FROM FUND
    COMPLEX(1)(2)                     $57,000      $57,000        $120,182

---------------

(1) These amounts reflect the total compensation paid to each director for his service to the Columbia Funds (which was comprised in 2002 of the 15 Funds and 7 portfolios of the CMG Fund Trust) for the calendar year ended December 31, 2002. Dr. Nelson was elected as a director of each of the Funds in July 2002. Information includes compensation Messrs. Woolworth and Simpson received as trustees of CMG Fund Trust which is also advised by the Adviser. Dr. Nelson was elected as a trustee of the CMG Fund Trust on January 27, 2003 and received no compensation from the CMG Fund Trust in 2002. Messrs. Woolworth and Simpson did not receive compensation from any of the Liberty Funds in 2002.

(2) Dr. Nelson's total compensation includes compensation for his service in 2002 as an independent trustee of the Liberty Funds.

Upon approval of proposal 1, each disinterested director of the Funds will be compensated for his or her services as a director and trustee of the Funds, the CMG Fund Trust and the Liberty Funds. For such services, each disinterested director and trustee will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint board meeting in 2003 (increasing to $9,600 in 2004) and $1,000 for each special telephonic joint board meeting. Each director and trustee will be reimbursed for expenses incurred in attending all meetings. The chair of the Audit Committee will receive an annual retainer of $10,000 and the chairs of each of the Contracts Committee and the Governance Committee will receive an annual retainer of $5,000. Committee members will receive compensation of $2,000 for each meeting of the Audit Committee and $1,500 for each meeting of the other committees. This compensation schedule is now in effect for the trustees of the Liberty Funds, and it is not expected to change as a result of the combination of the Liberty Funds' boards with the Boards of the Funds. The aggregate amount of compensation to be paid to each of the Columbia Funds directors will be more than the amount of compensation paid now. However, it is expected that each Fund will pay less to each director on a pro rata basis than if there were no combination.

                                 REQUIRED VOTE

If a quorum of shareholders is present for a Fund at the Special Meeting, the 12 nominees for election as directors who receive the greatest number of votes cast at the Special Meeting will be elected directors of the Fund. If your shares are represented at the meeting but you give no voting instructions, your shares will be voted FOR all nominees named herein. If the nominees are not approved by shareholders of a Fund, the Board of Directors will consider what further action should be taken.

EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES UNDER PROPOSAL 1.

PROPOSAL NO. 2:  TO CHANGE THE NAME OF THE COLUMBIA SPECIAL FUND, INC. TO THE
                 COLUMBIA MID CAP GROWTH FUND, INC.

SPECIAL FUND

At a meeting of the Board of Directors of the Columbia Special Fund, Inc. (the "Special Fund") on August 19, 2003, the Board voted unanimously to change the name of the Special Fund to "Columbia Mid Cap Growth Fund, Inc.", subject to approval by the Special Fund's shareholders. The Adviser believes the name change to Mid Cap Growth is more descriptive of the Fund's investment style. The Fund's investment objective of capital appreciation will remain the same. However, the Fund will now be required to invest 80% of its assets in the stocks of mid-cap companies, i.e., those stocks with a market capitalization substantially similar to the market capitalization of stocks in the Russell Midcap Index, which was $1.2 billion to $9.8 billion as of June 30, 2003. The 80% investment requirement will not materially affect the current investment practices of the Fund. Otherwise, the Fund's investment policies and restrictions as set forth in the Fund's prospectus and statement of additional information will not change. The Fund is required to provide 60 days' notice to shareholders if it decides to change the 80% investment requirement.

If the Fund's shareholders approve proposal 2, the Special Fund's Amended and Restated Articles of Incorporation would be amended to reflect the change of name from "Columbia Special Fund, Inc." to "Columbia Mid Cap Growth Fund, Inc." The 80% investment requirement will be effective upon appropriate disclosure being made in the Special Fund's prospectus and statement of additional information.

REQUIRED VOTE

If a quorum of shareholders is present at the Special Meeting, proposal 2 will be approved if the votes cast in favor of the proposal exceed the votes cast against it.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

PROPOSAL NO. 3:  TO CHANGE THE NAME OF THE COLUMBIA STRATEGIC VALUE FUND, INC.
                 TO THE COLUMBIA STRATEGIC INVESTOR FUND, INC.

STRATEGIC VALUE FUND

At a meeting of the Board of Directors of the Columbia Strategic Value Fund, Inc. (the "Strategic Value Fund") on August 19, 2003, the Board voted unanimously to change the name of the Strategic Value Fund to "Columbia Strategic Investor Fund, Inc.", subject to approval by the Strategic Value Fund's shareholders. The Fund's Adviser now manages a similarly named fund, the Liberty Strategic Income Fund. The Liberty Funds' board has approved the rebranding of this fund as the Columbia Strategic Income Fund. The Fund's Adviser and distributor believe the proposed new name will reduce potential confusion with the other fund in the Fund Complex when the rebranding is effected. In addition, the Adviser believes that this new name better reflects the investment style of the portfolio managers. While the Fund's investment objective of long-term growth of capital using a "value" approach remains unchanged, the value approach used by the Fund's portfolio managers devotes more attention to the growth and earnings of the companies they evaluate than is normally associated with a strict value fund. The Fund's investment policies and restrictions as set forth in the Fund's Prospectus and Statement of Additional Information will not change.

If the Fund's shareholders approve proposal 3, the Fund's Amended and Restated Articles of Incorporation would be amended to reflect the change of name from "Columbia Strategic Value Fund, Inc." to "Columbia Strategic Investor Fund, Inc."

REQUIRED VOTE

If a quorum of shareholders is present at the Special Meeting, proposal 3 will be approved if the votes cast in favor of the proposal exceed the votes cast against it.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.

PROPOSAL NO. 4:  TO CHANGE THE NAME OF THE COLUMBIA SMALL CAP FUND, INC. TO THE
                 COLUMBIA SMALL CAP GROWTH FUND, INC.

SMALL CAP FUND

At a meeting of the Board of Directors of the Columbia Small Cap Fund Inc. (the "Small Cap Fund") on August 19, 2003, the Board voted unanimously to change the name of the Small Cap Fund to "Columbia Small Cap Growth Fund, Inc.", subject to approval by the Small Cap Fund's shareholders. This change is being made primarily to differentiate the Fund's name from that of a similarly-named fund in the Fund Complex, the Liberty Small Cap Fund. The Liberty Funds board has approved the rebranding of this fund as the Columbia Small Cap Fund. The Fund's Adviser and distributor believe the proposed new name will reduce potential confusion with the other fund in the Fund Complex when the rebranding is effected.

This change is also being made to reflect more clearly the Fund's principal investment strategy. The name change clarifies that the Fund will focus on growth stocks. The Fund's investment objective and investment policies and restrictions as set forth in the Fund's Prospectus and Statement of Additional Information otherwise will not change, and the Fund will continue to be required to invest 80% of its assets in the stocks of small-cap companies, i.e., those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index. The Fund is required to provide 60 days' notice to shareholders if it decides to change its policy of investing 80% of its assets in small cap stocks.

If the Fund's shareholders approve proposal 4, the Fund's Amended and Restated Articles of Incorporation would be amended to reflect the change of name from "Columbia Small Cap Fund, Inc." to "Columbia Small Cap Growth Fund, Inc."

REQUIRED VOTE

If a quorum of shareholders is present at the Special Meeting, proposal 4 will be approved if the votes cast in favor of the proposal exceed the votes cast against it.

THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4.

                   INFORMATION ON THE INDEPENDENT ACCOUNTANTS

The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser.

The Board of each Fund, including a majority of the independent directors, has selected PricewaterhouseCoopers LLP to be the Fund's independent public accountants to audit and certify the Fund's financial statements for the fiscal year ending August 31, 2003.

The independent accountants examine annual financial statements for the Funds and provide other non-audit and tax-related services to the Funds. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

PricewaterhouseCoopers LLP has no direct or material indirect financial interest in any Fund or in the Adviser, other than receipt of fees for services to the Funds and the Adviser. PricewaterhouseCoopers LLP or one of its predecessors has been the independent public accountants for the Funds since 1967.

FEES PAID TO PRICEWATERHOUSECOOPERS LLP

Audit Fees. For the fiscal years ended December 31, 2001 and December 31, 2002, respectively, the approximate fee for professional services rendered for the audit of the annual financial statements of each of the Funds were as follows:

FUND NAME                                       2002       2001
---------                                     --------   --------
Columbia Common Stock Fund..................  $ 29,900   $ 21,672
Columbia Growth Fund........................  $ 31,700   $ 20,610
Columbia International Stock Fund...........  $ 36,800   $ 27,090
Columbia Special Fund.......................  $ 33,500   $ 25,445
Columbia Small Cap Fund.....................  $ 28,900   $ 24,965
Columbia Real Estate Equity Fund............  $ 24,500   $ 16,467
Columbia Technology Fund....................  $ 27,400   $ 20,185
Columbia Strategic Value Fund...............  $ 28,600   $ 20,185
Columbia Balanced Fund......................  $ 33,900   $ 24,695
Columbia Short Term Bond Fund...............  $ 26,500   $ 14,342
Columbia Fixed Income Securities Fund.......  $ 32,000   $ 22,841
Columbia National Municipal Bond Fund.......  $ 27,100   $ 19,122
Columbia Oregon Municipal Bond Fund.........  $ 33,200   $ 26,028
Columbia High Yield Fund....................  $ 25,400   $ 16,467
Columbia Daily Income Company...............  $ 26,100   $ 23,053
TOTAL AUDIT FEES............................  $445,500   $323,437

Audit-Related Fees. For the fiscal years ended December 31, 2001 and December 31, 2002, PricewaterhouseCoopers was paid approximately $-0- and $55,500, respectively, for assurance and related services in connection with its performance of each audit. These services related to the review of SEC filings and certain procedures performed relating to fund mergers.

Tax Fees. For the fiscal years ended December 31, 2001 and December 31, 2002, PricewaterhouseCoopers LLP was paid approximately $73,000 and $58,700, respectively, for tax-related services rendered to the Funds. These amounts include services for tax reporting and documentation, tax compliance and tax advice.

All Other Fees. For the fiscal years ended December 31, 2001 and December 31, 2002, PricewaterhouseCoopers LLP was paid approximately $-0- and $87,000, respectively, for all other services rendered to the Funds. These services included non-audit procedures performed upon the conversion of the Funds' accounting system. In addition, for the fiscal years ended December 31, 2001 and December 31, 2002, PricewaterhouseCoopers LLP was paid approximately $84,000 and $239,000, respectively, for all other services rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds. These fees primarily relate to the audits of the Funds' Adviser and distributor and required internal control reports for the Funds' transfer agent. During 2002, the Funds changed their transfer agent and distributor and the fees paid by those additional entities are included above.

Audit Committee's Pre-Approval Policies and Procedures. The Funds' Audit Committee adopted a Policy for Engagement of Independent Auditors For Audit and Non-Audit Services on July 30, 2003 (the "Policy") which establishes the policies and procedures for pre-approval of audit and non-audit services provided to any Fund, its Adviser and certain of its Adviser's affiliates by the Fund's independent auditors. The Policy uses a combination of specific and general pre-approval procedures.

On a yearly basis, at a regularly scheduled meeting of the Audit Committee, each Fund's Chief Financial Officer or Treasurer submits to the committee schedules of the types of services to be provided for the next fiscal year that are subject to general pre-approval. The schedules provide a description of each type of service that is subject to general pre-approval and, where possible, fee caps for each service. The Audit Committee then reviews and approves the types of services to be provided for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time.

If, subsequent to the approval of the schedules of pre-approved services, a Fund, the Adviser or an Adviser affiliate determines that it would like to engage the independent auditors to perform a service not included on the pre-approved schedule, the Fund will need specific approval. The Fund's management is required to provide the Audit Committee a written explanation detailing the proposed engagement and why the work is being proposed to be performed by the independent auditor. The Fund's Chief Financial Officer or Treasurer is required to arrange for a discussion of the proposed service at the next scheduled Audit Committee meeting. In the event timing for the project is critical and needs to be considered before the next meeting of the Audit Committee, a pre-designated committee member may approve or deny the request on behalf of the Audit Committee. In the pre-designated member's discretion, a special meeting of the Audit Committee may be called to consider the proposal. In any case, the independent auditor may not commence any such project unless and until specific approval has been given.

Because the Audit Committee's pre-approval policies and procedures were implemented after the completion of the audit for the last fiscal year, none of the non-audit fees described above was pre-approved by the Audit Committee. The Adviser and Audit Committee of each Fund considered whether these non-audit services were compatible with maintaining the independence of PricewaterhouseCoopers LLP in its audit of the Funds. PricewaterhouseCoopers LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee for each Fund in a letter dated April 22, 2003 that they are independent accountants (within the meaning of federal securities laws) with respect to the Fund.

                        EXECUTIVE OFFICERS OF THE FUNDS

The officers of the Funds are listed below, together with their addresses, ages and principal business occupations. The officers hold office indefinitely, except that any officer may resign or may be removed by a vote of a majority of the directors at any regular meeting or special meeting of the directors. All officers are "interested persons" as defined by the 1940 Act and receive no fees or salaries from any of the Funds. Unless stated otherwise, the business address of each officer is 1300 SW Sixth Avenue, Portland, Oregon 97201.

                            POSITION(S)
                             HELD WITH     LENGTH OF TIME      PRINCIPAL OCCUPATION(S)
NAME AND AGE                   FUNDS           SERVED            DURING PAST 5 YEARS
------------                -----------  -------------------  --------------------------
Vicki L. Benjamin (42)      Vice         Since July 2003      Controller of the Liberty
One Financial Center        President                         Funds and of the Liberty
Boston, MA 02111            and                               All- Star Funds since May
                            Principal                         2002; Chief Accounting
                            Accounting                        Officer of the Liberty
                            Officer                           Funds and Liberty All-Star
                                                              Funds since June 2001;
                                                              Controller and Chief
                                                              Accounting Officer of the
                                                              Galaxy Funds since
                                                              September 2002 (formerly
                                                              Vice President, Corporate
                                                              Audit, State Street Bank
                                                              and Trust Company from May
                                                              1998 to April 2001; Audit
                                                              Manager from July 1994 to
                                                              June 1997; Senior Audit
                                                              Manager from July 1997 to
                                                              May 1998, Coopers &
                                                              Lybrand, LLP.
J. Kevin Connaughton (39)   Chief        Since December 2002  Treasurer of Liberty
245 Summer Street Boston,   Financial                         Funds, Liberty All-Star
MA 02110                    Officer                           Funds, Stein Roe Funds and
                                                              Galaxy Funds; Senior Vice
                                                              President of Liberty Funds
                                                              Group LLC. Prior to his
                                                              current positions, Mr.
                                                              Connaughton was Controller
                                                              of Liberty Funds, Liberty
                                                              All-Star Funds and Stein
                                                              Roe Funds; Vice President
                                                              of Liberty Funds Group LLC
                                                              and Colonial Management
                                                              Associates, Inc.; Senior
                                                              Tax Manager, Coopers &
                                                              Lybrand LLP.

                            POSITION(S)
                             HELD WITH     LENGTH OF TIME      PRINCIPAL OCCUPATION(S)
NAME AND AGE                   FUNDS           SERVED            DURING PAST 5 YEARS
------------                -----------  -------------------  --------------------------
Jeff B. Curtis (49)         President    3 Years              Managing Director,
                            and                               Executive Vice President
                            Assistant                         and Chief Operating
                            Secretary                         Officer-West Coast of the
                                                              Adviser. Prior to his
                                                              current positions with the
                                                              Adviser, Mr. Curtis was
                                                              President, Senior Vice
                                                              President and General
                                                              Counsel of the Adviser.
                                                              Mr. Curtis is also
                                                              currently the President of
                                                              Columbia Trust Company and
                                                              Columbia Financial Center
                                                              Incorporated, affiliates
                                                              of the Adviser.
Richard J. Johnson (45)     Chief        Since January 2003   Head of Equities/Portland
                            Investment                        and Senior Vice President
                            Officer and                       of the Adviser; Chief
                            Senior Vice                       Investment Officer and
                            President                         Senior Vice President of
                                                              Columbia Trust Company.
                                                              Prior to his current
                                                              positions with the
                                                              Adviser, Mr. Johnson was
                                                              Chief Investment Officer
                                                              and Vice President of the
                                                              Adviser.

                            POSITION(S)
                             HELD WITH     LENGTH OF TIME      PRINCIPAL OCCUPATION(S)
NAME AND AGE                   FUNDS           SERVED            DURING PAST 5 YEARS
------------                -----------  -------------------  --------------------------
Joseph R. Palombo (50)      Vice         Since January 2003   Executive Vice President
One Financial Center        President                         and Chief Operating
Boston, MA 02111                                              Officer of Columbia
                                                              Management Group, Inc.,
                                                              the parent of the Adviser,
                                                              since December 2001;
                                                              Director, Executive Vice
                                                              President and Chief
                                                              Operating Officer of the
                                                              Adviser since April 2003;
                                                              (formerly Chief Operations
                                                              Officer of Mutual Funds,
                                                              Liberty Financial
                                                              Companies, Inc. from
                                                              August 2000 to November,
                                                              2001; Executive Vice
                                                              President of Stein Roe &
                                                              Farnham Incorporated
                                                              (Stein Roe) from April
                                                              1999 to April 2003;
                                                              Director of Colonial
                                                              Management Associates,
                                                              Inc. from April 1999 to
                                                              April 2003; Director of
                                                              Stein Roe from September
                                                              2000 to April 2003);
                                                              President of Liberty Funds
                                                              since February 2003;
                                                              Manager of Stein Roe
                                                              Floating Rate Limited
                                                              Liability Company since
                                                              October 2000 (formerly
                                                              Vice President of Liberty
                                                              Funds from April, 1999 to
                                                              August 2000; Chief
                                                              Operating Officer and
                                                              Chief Compliance Officer,
                                                              Putnam Mutual Funds from
                                                              December 1993 to March
                                                              1999).
Mark A. Wentzien (43)       Secretary    3 Years              Vice President of the
                                                              Adviser. Prior to his
                                                              current positions, Mr.
                                                              Wentzien was Associate
                                                              Counsel of the Adviser.

If proposal 1 is approved, the Adviser will recommend that the combined Boards appoint the following individuals as officers of the Funds to conform to the officers of the Liberty Funds: Joseph Palombo as President, Kevin Connaughton as Treasurer, Vicki Benjamin as Chief Accounting Officer and Michael Clarke as Controller. Mark Wentzien will remain as Secretary until a successor is appointed.

                             ADDITIONAL INFORMATION

Liberty Funds Distributor, Inc., One Financial Center, Boston, Massachusetts 02111-2621, is the principal underwriter for each of the Funds and is authorized under a distribution agreement with each Fund to sell shares of the Fund.

Liberty Funds Services, Inc., One Financial Center, Boston, Massachusetts 02111, is the Funds' transfer and dividend crediting agent.

State Street Bank & Trust Co., 225 Franklin Street, Boston, Massachusetts 02101, acts as the Funds' general custodian for both domestic and foreign securities.

The Adviser is the Funds' administrator and provides certain administrative services to the Funds pursuant to a Pricing, Bookkeeping and Fund Administration Agreement.

   OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING AND SHAREHOLDER PROPOSALS

Although the Notice of Special Meeting of Shareholders provides for the transaction of any other business that properly comes before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than the matters described in this Joint Proxy Statement. The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with their judgment if any other matters are presented.

None of the Fund's Bylaws require that a Fund hold an annual meeting of shareholders. A Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of, among other matters, new investment advisory contracts or changes in the Fund's fundamental policies, such as its investment objective or investment restrictions.

Because none of the Funds holds regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders who wish to submit a proposal for consideration at a meeting of shareholders must deliver notice of the proposal within a reasonable time before the Fund mails its proxy materials. As of August 1, 2003, the Funds had not received any shareholder proposals and thus none is included in these proxy materials.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THEIR PROXY CARDS IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE BY TELEPHONE BY FOLLOWING THE ENCLOSED INSTRUCTIONS.

                                     By Order of the Board of Directors,

                                     -s- MARK A. WENTZIEN
                                                  Mark A. Wentzien
                                                      Secretary

Portland, Oregon
August 27, 2003

                                                                       EXHIBIT A

                      PRINCIPAL SHAREHOLDERS OF THE FUNDS

As of August 21, 2003, each director and all officers and directors, as a group, owned of record or beneficially less than 1% of the outstanding shares of each Fund.

As of August 21, 2003, to the knowledge of the Funds, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund except the following record owners:

COLUMBIA COMMON STOCK FUND -- CLASS A

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
US Clearing Corp                                       28.01%
FBO 210-92171-13
26 Broadway
New York NY 10004-1703
UBS Financial Services Inc.                            11.11%
Virginia Wooten Hudson
80 Stonehaven Circle
Jackson TN 38305-1944
NFSC FBBO # W82-088994                                  9.95%
NPS/FMTC IRA
FBO Michael P Kahrs
9340 E Redfield #1053
Scottsdale AZ 85260-3779
Columbia Trust Company Roth IRA                         9.71%
Allison J. Kirchmer
4407 Mountain Cove Dr
Charlotte NC 28216-7787
NFSC FBBO # W82-078085                                  7.30%
Michael P. Kahrs
9340 E. Redfield Rd., Apt. 1053
Scottsdale AZ 85260-3779

COLUMBIA COMMON STOCK FUND -- CLASS B

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Citigroup Global Markets Inc.                           9.77%
00166G04417
333 West 34th St -- 3rd Floor
New York NY 10001-2402
Merrill Lynch Pierce Fenner & Smith for the             6.90%
  Sole Benefit of Its Customers
Attn Fund Administration #97E96
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484
Citigroup Global Markets Inc.                           5.88%
00171G13368
333 West 34th St -- 3rd Floor
New York NY 10001-2402
Pershing LLC FBO                                        5.43%
Karl L Lewin Trust
Karl L Lewin TTEE DTD 10/25/91
117280788
1 Pershing Plz
Jersey City NJ 07399-0002

COLUMBIA COMMON STOCK FUND -- CLASS D

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
American Enterprise Investment Svcs                    34.56%
FBO 223912391
PO Box 9446
Minneapolis MN 55440-9446
Attn Mutual Funds                                      27.10%
Fiserv Securities Inc
FAO 17669748
One Commerce Square
2005 Market Street Suite 1200
Philadelphia PA 19103-7008

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
UBS Financial Services Inc FBO                         10.79%
Zonnie B Odom Trust B
Catherine Odom TTEE
U/W 12/19/98
310 Grandys Mill Rd
Williston SC 29853-3106
US Clearing Corp                                        8.68%
FBO 172-05150-12
26 Broadway
New York NY 10004-1703
UBS Financial Services Inc.                             6.73%
Barbara Lain Roth IRA
1102 Phillips Ave
Dayton OH 45410-2633
UBS Financial Services Inc. FBO                         6.73%
Laurence Lain
Roth IRA
1102 Phillips Ave
Dayton OH 45410-2633

COLUMBIA COMMON STOCK FUND -- CLASS Z

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Charles Schwab & Co Inc                                11.11%
Special Custody Acct for Exclusive of
  Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122

COLUMBIA GROWTH FUND -- CLASS A

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
UBS Financial Services Inc.                             7.34%
UBS Financial Services Inc. FBO
FBO Peter Peff
1000 Harbor Blvd
PO Box 3321
Weehawken NJ 07086-8154

COLUMBIA GROWTH FUND -- CLASS B

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Pershing LLC                                           15.06%
P.O. Box 2052
Jersey City NJ 07303-2052
Pershing LLC                                            6.94%
P.O. Box 2052
Jersey City NJ 07303-2052

COLUMBIA GROWTH FUND -- CLASS D

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
First Clearing LLC                                     27.95%
A/C 3014-8172
Paul E Eklof
Conduit IRA
191 Crystal Avenue
Staten Island NY 10302-2525
UBS Financial Services Inc.                            12.35%
UBS Financial Services Inc. FBO
Philip Perez
PO Box 3321
Weehawken NJ 07086-8154

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
UBS Financial Services Inc.                            10.94%
Susan R Brigance &
James R Brigance JTWROS
11650 Highland Colony Drive
Roswell GA 30075-2197
LPL Financial Services                                  7.13%
A/C 1142-8796
9785 Towne Centre Dr
San Diego CA 92121-1968
Columbia Trust Company                                  5.99%
High Technology Corporation
Qingchun Wang
59 Mozart St
E Rutherford NJ 07073-1331
Columbia Trust Company                                  5.91%
Morrison & Head LP
Chet W Morrison
9903 Sausalito Drive
Austin TX 78759-6103
UBS Financial Services Inc.                             5.79%
UBS Financial Services Inc. FBO
Phillip J Perez
PO Box 3321
Weehawken NJ 07086-8154

COLUMBIA GROWTH FUND -- CLASS Z

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Fleet National Bank                                     7.13%
FBO Liberty Omnibus C/C
Attn Various Accts
PO Box 92800
Rochester NY 14692-8900

COLUMBIA INTERNATIONAL STOCK FUND -- CLASS B

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Merrill Lynch Pierce Fenner & Smith                     5.83%
For the Sole Benefit of its Customers
Attn Fund Administration #97188
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484

COLUMBIA INTERNATIONAL STOCK FUND -- CLASS D

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
William A Schuchmann                                    5.06%
56 N Prospect St
Ansonia CT 06401-1534

COLUMBIA INTERNATIONAL STOCK FUND -- CLASS Z

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Fleet National Bank                                    31.64%
FBO CMC Omnibus C/C
Attn Various
PO Box 92800
Rochester NY 14692-8900
Fleet National Bank                                    10.15%
FBO CMC Omnibus C/R
Attn Various
PO Box 92800
Rochester NY 14692-8900

COLUMBIA SPECIAL FUND -- CLASS A

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Charles Schwab & Co Inc                                19.85%
Special Custody Acct for Exclusive of
  Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122

COLUMBIA SPECIAL FUND -- CLASS D

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Edward D Jones & Co F/A/Q                               6.50%
Beulah Mae Jones Mitchell TTEE
U/A DTD 6/5/96 for
EDJ# 277-03316-1-5
PO Box 2500
Maryland Hts MO 63043-8500
US Clearing Corp                                        5.71%
FBO 236-21936-13
26 Broadway
New York NY 10004-1703
US Clearing Corp                                        5.19%
FBO 236-14719-11
26 Broadway
New York NY 10004-1703

COLUMBIA SPECIAL FUND -- CLASS Z

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Charles Schwab & Co Inc                                 9.80%
Special Custody Acct for Exclusive of
  Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122
Fleet National Bank                                     8.12%
FBO CMC Omnibus C/C
Attn Various
PO Box 92800
Rochester NY 14692-8900
Standard Insurance Company                              5.47%
Attn: Separate Account A/P11D
1100 SW Sixth Avenue
Portland OR 97204-1020

COLUMBIA SMALL CAP FUND -- CLASS Z

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Saxon and Co                                           14.10%
40-40-090-9999464
Omnibus
PO Box 7780-1888
Philadelphia PA 19182-0001
Charles Schwab & Co Inc                                 8.16%
Special Custody Acct for Exclusive of
  Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122
Northern Trust Co TTEE                                  6.26%
Intermountain Health Care 401K
PO Box 92994
Chicago IL 60675-2994
Standard Insurance Company                              5.32%
Attn: Separate Account A/P110
1100 SW Sixth Avenue
Portland OR 97204-1020
Wells Fargo Bank MN NA                                  5.06%
FBO Deseret Mutual Fund
Thrift Plan 401K
PO Box 1533
Minneapolis MN 55479-0001

COLUMBIA REAL ESTATE EQUITY FUND -- CLASS A

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Charles Schwab & Co Inc                                32.87%
Special Custody Acct for Exclusive of
  Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122
Nationwide Trust Co FSB                                11.38%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus OH 43218-2029

COLUMBIA REAL ESTATE EQUITY FUND -- CLASS D

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
First Clearing LLC                                      7.18%
A/C 6326-2843
Arni L Nashbar And
8911 Bloomfield Blvd
Sarasota FL 34238-4452

COLUMBIA REAL ESTATE EQUITY FUND -- CLASS Z

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Charles Schwab & Co Inc                                32.64%
Special Custody Acct for Exclusive of
  Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122
Fleet National Bank                                    12.99%
FBO CMC Omnibus C/C
Attn Various
PO Box 92800
Rochester NY 14692-8900

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
National Financial Services LLC for the                10.57%
  Exclusive Benefit of Our Customers
200 Liberty St
One World Financial Center
New York NY 10281-1003
Fleet National Bank                                     5.51%
FBO CMC Omnibus C/R
Attn Various
PO Box 92800
Rochester NY 14692-8900

COLUMBIA BALANCED FUND -- CLASS A

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Frances A McConnell                                    17.64%
11866 Girdled Rd
Concord OH 44077-8805
LPL Financial Services                                 12.34%
A/C 2840-5622
9785 Towne Centre Dr
San Diego CA 92121-1968
US Clearing Corp                                       10.58%
FBO 210-92171-13
26 Broadway
New York NY 10004-1703

COLUMBIA BALANCED FUND -- CLASS D

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
First Clearing Corp                                    37.82%
A/C 7531-2533
Stephen A Kriso PA
Pension Trust Fund
165 Bell Ave
Hasbrouck Hts NJ 07604-1419
Legg Mason Wood Walker Inc                             10.60%
277-05514-10
PO Box 1476
Baltimore MD 21203-1476
First Clearing Corp                                     9.24%
A/C 7531-2532
Stephen A Kriso MD PA
Pension Trust Fund DTD 12/1/73
165 Bell Ave
Hasbrouck Hts NJ 07604-1419
First Clearing Corp                                     7.42%
A/C 8587-5612
Rennie W Verbeek R/O IRA
PCC Cust
219 Hayden Rd
Groton MA 01450-2031
UBS Financial Services Inc.                             6.12%
Robert Breidenbaugh
Carolyn Breidenbaugh JTWROS
369 E Church St
Elmhurst IL 60126-3602

COLUMBIA BALANCED FUND -- CLASS Z

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Charles Schwab & Co Inc                                12.66%
Special Custody Acct for Exclusive of
  Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122

COLUMBIA SHORT TERM BOND FUND -- CLASS A

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Bear Stearns Securities Corp                           27.23%
FBO 102-20883-20
1 Metrotech Ctr N
Brooklyn NY 11201-3870
Charles Schwab & Co Inc                                12.16%
Special Custody Acct for Exclusive of
  Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122
Pershing LLC                                            6.28%
PO Box 2052
Jersey City NJ 07303-2052

COLUMBIA SHORT TERM BOND FUND -- CLASS D

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Merrill Lynch Pierce Fenner & Smith                     5.93%
For the Sole Benefit of its Customers
Attn Fund Administration #97896
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484

COLUMBIA SHORT TERM BOND FUND -- CLASS G

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Melody J Wilder                                         5.11%
4 Windsor St
Haverhill MA 01830-4127

COLUMBIA SHORT TERM BOND FUND -- CLASS Z

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Fleet National Bank                                    44.46%
FBO CMC Omnibus C/C
Attn Various
PO Box 92800
Rochester NY 14692-8900
Fleet National Bank                                    16.22%
FBO CMC Omnibus C/R
Attn Various
PO Box 92800
Rochester NY 14692-8900
Fleet National Bank                                    10.25%
FBO CMC Omnibus R/R
Attn Various
PO Box 92800
Rochester NY 14692-8900

COLUMBIA FIXED INCOME SECURITIES FUND -- CLASS A

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Charles Schwab & Co Inc                                21.66%
Special Custody Acct for Exclusive of
  Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122
MCB Trust Services Cust. FBO                            8.32%
Meridian Trust & Investment Co TTEE
Lawler-Wood, LLC
700 17th Street
Suite 300
Denver CO 80202-3531
MCB Trust Services Cust. FBO                            7.75%
Meridian Trust & Investment Co TTEE
The Eye Center of Oak Ridge, P
700 17th Street
Suite 300
Denver CO 80202-3531

COLUMBIA FIXED INCOME SECURITIES FUND -- CLASS D

                                              PERCENT OF SHARES HELD
NAME AND ADDRESS                                AT AUGUST 21, 2003
----------------                              ----------------------
US Clearing Corp                                       6.47%
FBO 237-09094-14
26 Broadway
New York NY 10004-1703
Raymond James & Assoc Inc                              5.07%
FBO GEMPP IRA
Bin# 77533040
880 Carillon Pkwy
St Petersburg FL 33716-1100

COLUMBIA FIXED INCOME SECURITIES FUND -- CLASS Z

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Charles Schwab & Co Inc                                11.08%
Special Custody Acct for Exclusive of
  Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122
Wells Fargo Bank MN NA FBO                              6.41%
WF Agency A/C 12097802
Attn: Mutual Fund Ops
PO Box 1533
Minneapolis MN 55480-1533
Wells Fargo Bank MN NA FBO                              6.21%
NW Def Comp Managed Fix Inc Fd
Attn: Mutual Fund Ops
PO Box 1533
Minneapolis MN 55480-1533

COLUMBIA OREGON MUNICIPAL BOND FUND -- CLASS A

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
American Enterprise Investment Svcs                    18.74%
FBO 303955031
PO Box 9446
Minneapolis MN 55440-9446
Pershing LLC                                           12.12%
PO Box 2052
Jersey City NJ 07303-2052
Interra Clearing Services FBO                          10.15%
David A Johnson
Janet M Johnson
JTWROS Ten/WROS
7885 NE Todd Dr
Corvallis OR 97330-9683

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Dean Witter FBO                                         7.70%
Gerould H Smith TTEE
PO Box 250
New York NY 10008-0250

COLUMBIA OREGON MUNICIPAL BOND FUND -- CLASS B

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Dain Rauscher Inc FBO                                  20.38%
Gillici F Jackson
Gillici F Jackson Revoclivtrust
U/A DTD 09/01/1998
611 NW 30th St
Corvallis OR 97330-5144
American Enterprise Investment Svcs                    12.21%
FBO 573612971
PO Box 9446
Minneapolis MN 55440-9446
First Clearing Corporation                              7.83%
A/C 2215-8028
Virginia B Whittaker Revocable Living Trust
11056 Bluff Creek Circle
Anchorage AK 99515-2384
First Clearing Corp                                     7.44%
A/C 4687-8053
Jeanette E John &
Robert D John Tr
4451 Cobb Way
Lake Oswego OR 97035-6566

COLUMBIA OREGON MUNICIPAL BOND FUND -- CLASS D

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Dain Rauscher Inc FBO                                  22.70%
Lewis F Roth
Lewis F Roth Revoclivtrust
U/A DTD 07/31/1991
4798 Becker Cir SE
Albany OR 97322-7139
Pershing LLC                                           13.80%
PO Box 2052
Jersey City NJ 07303-2052
LPL Financial Services                                 11.53%
A/C 3925-8809
9785 Towne Centre Dr
San Diego CA 92121-1968
American Enterprise Investment Svcs                     7.19%
FBO 307349171
PO Box 9446
Minneapolis MN 55440-9446
Dain Rauscher Inc FBO                                   7.12%
Michael Rosenfield
Ann Rosenfield TIC
60776 Currant Way
Bend OR 97702-9133
NPSC FBBO # 0C3-185612                                  7.12%
Frederick A J Kingery
Frederick A J Kingery
U/A 11/27/1995
4163 SW Greenleaf Ct
Portland OR 97221-3271
Dain Rauscher Inc FBO                                   7.01%
Ruth Lear
Ruth C Lear Trust
U/A DTD 09/13/1989
440 NW Elks Dr Apt 101
Corvallis OR 97330-3747

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
American Enterprise Investment Svcs                     6.84%
FBO 304417451
PO Box 9446
Minneapolis MN 55440-9446

COLUMBIA OREGON MUNICIPAL BOND FUND -- CLASS Z

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Charles Schwab & Co Inc                                 6.37%
Special Custody Acct for Exclusive of
  Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122

COLUMBIA HIGH YIELD FUND -- CLASS A

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Charles Schwab & Co Inc                                39.00%
Special Custody Acct for Exclusive of
  Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122
Louisiana Worker Compensation                           5.82%
2237 S Acadian Thruway
Baton Rouge LA 70808-2371

COLUMBIA HIGH YIELD FUND -- CLASS D

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Merrill Lynch Pierce Fenner & Smith for the            10.85%
  Sole Benefit of Its Customers
Attn Fund Administration #97E96
4800 Deer Lake Dr E Fl 2
Jacksonville FL 32246-6484

COLUMBIA HIGH YIELD FUND -- CLASS Z

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Charles Schwab & Co Inc                                27.13%
Special Custody Acct for Exclusive of
  Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122
Fleet National Bank                                    20.60%
FBO CMC Omnibus C/C
Attn Various
PO Box 92800
Rochester NY 14692-8900
National Financial Services LLC for the                13.99%
  Exclusive Benefit of Our Customers
200 Liberty St
One World Financial Center
New York NY 10281-1003
Fleet National Bank                                     7.67%
FBO CMC Omnibus C/R
Attn Various
PO Box 92800
Rochester NY 14692-8900

COLUMBIA NATIONAL MUNICIPAL BOND FUND -- CLASS A

                                            PERCENT OF SHARES HELD
NAME AND ADDRESS                              AT AUGUST 21, 2003
----------------                            ----------------------
Dorothy W Powers                                    12.41%
12011 N 52nd St
Tampa FL 33617-1443
LPL Financial Services                               9.89%
A/C 6910-8052
9785 Towne Centre Dr
San Diego CA 92121-1968

                                            PERCENT OF SHARES HELD
NAME AND ADDRESS                              AT AUGUST 21, 2003
----------------                            ----------------------
UBS Financial Services Inc.                          9.20%
Carrie Shanle TTEE
Rystrom Family Trust
DTD 8-19-94
3914 25th St Apt 20
Columbus NE 68601-2275
American Enterprise Investment Svcs                  8.83%
FBO 217284721
PO Box 9446
Minneapolis MN 55440-9446
UBS Financial Services Inc.                          7.79%
Robert R Braun Trustee
Eva Braun Testatrust
DTD 2-12-91
PO Box 183
Humphrey NE 68642-0183
Pershing LLC                                         6.94%
PO Box 2052
Jersey City NJ 07303-2052
US Clearing Corp                                     5.12%
FBO 147-03898-16
26 Broadway
New York NY 10004-1703
Arlene M Omeara                                      5.07%
97 Glendale Ave
Winsted CT 06098-1842

COLUMBIA NATIONAL MUNICIPAL BOND FUND -- CLASS B

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Columbia Trust Company                                 19.42%
Craig R Company Inc
Craig R Rusert
1005 Redstone Ln
Dunwoody GA 30338-2637

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Raymond James & Assoc Inc                              16.63%
FBO Lenoir El
Bin# 82251733
880 Carillon Pkwy
St Petersburg FL 33716-1100
Pauline B Shapiro TTEE                                  8.27%
J Bohm TTEE
Pauline B Shapiro Trust
4910 Gadsen Dr
Fairfax VA 22032-2215
NFSC FEBO # B36-232157                                  7.00%
Lucille C Paquin
Denise T Szymczuk
428 Iron Mine Hill Rd
N Smithfield RI 02896-8163
Corinne Roudi                                           6.98%
1 Millbrook Rd
Winsted CT 06098-3917
First Clearing Corp                                     6.52%
A/C 7910-0223
Henrietta Sheridan
524 Cherry St
Elizabeth NJ 07208-1826

COLUMBIA NATIONAL MUNICIPAL BOND FUND -- CLASS D

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
J J B Hilliard W L Lyons Inc                           24.82%
Mary Mason Community
A/C 6085-8209
501 S 4th St
Louisville KY 40202-2520
Pershing LLC                                           23.05%
PO Box 2052
Jersey City NJ 07303-2052

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
First Clearing Corp                                    11.98%
A/C 1155-7195
Daniel Andreucci &
Jeanne P Andreucci
1657 Connor Rd
South Park PA 15129-9036
US Clearing Corp                                       10.66%
FBO 236-21831-19
26 Broadway
New York NY 10004-1703
John Wist & Gladys Wist JT WROS                         6.55%
12111 Faith Ln
Bowie MD 20715-2302
US Clearing Corp                                        5.84%
FBO 599-10131-10
26 Broadway
New York NY 10004-1703
LPL Financial Services                                  5.76%
A/C 7755-7245
9785 Towne Centre Dr
San Diego CA 92121-1968
US Clearing Corp                                        5.68%
FBO 592-08498-16
26 Broadway
New York NY 10004-1703

COLUMBIA NATIONAL MUNICIPAL BOND FUND -- CLASS Z

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Gunilla Finrow                                          7.68%
80 E Roanoke St Apt 7
Seattle WA 98102-3242

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Fleet National Bank Cust                                5.08%
FBO Vijaykumar R Vashee Stock A/C
A/C 0011635200
PO Box 92800
Rochester NY 14692-8900

COLUMBIA TECHNOLOGY FUND -- CLASS A

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Pershing LLC                                           10.19%
PO Box 2052
Jersey City NJ 07303-2052
Pershing LLC                                            8.34%
PO Box 2052
Jersey City NJ 07303-2052
NFSC FEBO # W79-028819                                  7.12%
Jonathan Krause
1447 S Crest Dr
Los Angeles CA 90035-3339
Columbia Trust Company                                  5.95%
Miller Financial Inc
Patrick J Miller
3133 Coventry
Waterford MI 48329-3213
US Clearing Corp                                        5.45%
FBO 120-91596-13
26 Broadway
New York NY 10004-1703

COLUMBIA TECHNOLOGY FUND -- CLASS B

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
NFSC FEBO # APW-359416                                  9.39%
Robert Egan
66 Tall Timber Dr
Brick NJ 08723-5669
NFSC FEBO # APX-735949                                  9.39%
Statewide Conditioning Inc
PO Box 3185
South Amboy NJ 08879-3185
NFSC FEBO # APW-749290                                  9.39%
Suryakant Shukla
Mruoula S Shukla
690 Soldier Hill Rd
Oradell NJ 07649-1202
NFSC FEBO # APW-620572                                  9.39%
NFS/FMTC IRA
FBO Donna M Bauer
1739 Golfview Dr
Kissimmee FL 34746-3840
NFSC FEBO # APW-212822                                  7.05%
Robert Egan TTEE
Statewide Conditioning
P/S Plan
PO Box 3185
South Amboy NJ 08879-3185

COLUMBIA TECHNOLOGY FUND -- CLASS D

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Columbia Trust Company                                 61.33%
Thomasville Home Furnishings of AZ
Brandon D Levalley
4510 E Weaver Road
Phoenix AZ 85050-6839
FIM Funding Inc                                        10.49%
c/o Liberty Funds Group
100 Federal Street
Mail Stop: MA DE 10021B
Boston MA 02110-1802
Citigroup Global Markets Inc.                           8.98%
00149505937
333 West 34th Street -- 3rd Floor
New York NY 10001-2402
Raymond James & Assoc Inc.                              7.50%
FBO Barnett IRA
Bin# 87998963
880 Carillon Pkwy
St Petersburg FL 33716-1100
Prudential Securities FBO                               7.48%
Brian T Hill
139 S Acorn Dr
Decatur IL 62521-2315

COLUMBIA STRATEGIC VALUE FUND -- CLASS A

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Charles Schwab & Co Inc                                19.07%
Special Custody A/C for Benft Cust
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122

COLUMBIA STRATEGIC VALUE FUND -- CLASS D

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Citigroup Global Markets Inc.                          24.74%
00112C19149
333 West 34th Street -- 3rd Floor
New York NY 10001-2402
LPL Financial Services                                  5.98%
A/C 4599-4330
9785 Towne Centre Dr
San Diego CA 92121-1968
LPL Financial Services                                  5.01%
A/C 1492-5738
9785 Towne Centre Dr
San Diego CA 92121-1968

COLUMBIA STRATEGIC VALUE FUND -- CLASS Z

                                               PERCENT OF SHARES HELD
NAME AND ADDRESS                                 AT AUGUST 21, 2003
----------------                               ----------------------
Charles Schwab & Co Inc                                13.03%
Special Custody Acct for Exclusive of
  Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122
National Financial Services LLC for the                 6.93%
  Exclusive Benefit of Our Customers
One World Financial Center
200 Liberty St
New York NY 10281-1003

                      (This page intentionally left blank)

                      (This page intentionally left blank)

[INSERT NAME OF FUND]

This proxy is solicited on behalf of the Board of Directors of the Fund. The Fund's Board of Directors recommends that you vote IN FAVOR of [each/the] Proposal. This proxy, when properly executed, will be voted in the manner directed herein and, absent direction will be voted "FOR" each item below. This proxy will be voted in accordance with the holder's best judgment as to any other matter.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

1.  Election of Directors: To elect 12 directors to the Fund:

01. Douglas A. Hacker   02. Janet Langford Kelly   03. Richard W. Lowry      FOR  WITHHOLD
04. William E. Mayer    05. Dr. Charles R. Nelson  06. John J. Neuhauser     ALL    ALL
07. Joseph A. Palombo   08. Patrick J. Simpson     09. Thomas E. Stitzel     [ ]    [ ]
10. Thomas C. Theobald  11. Anne-Lee Verville      12. Richard L. Woolworth

[ ]
  -----------------------------------------------------------
    For all nominees except as noted
                   above

[INCLUDE APPLICABLE PROPOSAL BELOW FOR Columbia Special Fund, Inc./Columbia Strategic Value Fund, Inc./Columbia Small Cap Fund, Inc., AS APPLICABLE]

[ ] To vote FOR ALL Proposals below for each Fund, mark this box. (No other vote is necessary.)

[ ] To vote AGAINST ALL Proposals below for each Fund, mark this box. (No other vote is necessary.)

[ ] To ABSTAIN with respect to all Proposals below for each Fund, mark this box.
    (No other vote is necessary.)

2.  To change the name of the Columbia Special Fund, Inc. to the "Columbia Mid Cap Growth Fund, Inc."
                       FOR   AGAINST   ABSTAIN
Special Fund           [ ]     [ ]       [ ]
3.  To change the name of the Columbia Strategic Value Fund, Inc. to the "Columbia Strategic Investor Fund,
    Inc."
                       FOR   AGAINST   ABSTAIN
Strategic Value Fund   [ ]     [ ]       [ ]

4.  To change the name of the Columbia Small Cap Fund, Inc. to the "Columbia Small Cap Growth Fund, Inc."
                       FOR   AGAINST   ABSTAIN
Small Cap Fund         [ ]     [ ]       [ ]

                                    Mark box at right for address change and note new address at left. [ ]
                                    Please mark, sign, date and return this
                                    proxy promptly using the enclosed
                                    envelope.
                                    Note:  Please sign exactly as your name
                                    appears on this proxy card. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If the shareholder is a partner, please sign in the partnership's name.
                                    For a joint account, either party may
                                    sign, but the name of the party signing
                                    should conform exactly to a name on the
                                    proxy card.

----------------------------------
Signature

----------------------------------
Signature (if held jointly)

----------------------------------
Date

                              PLEASE VOTE PROMPTLY

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates: you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jeff B. Curtis, and Mark A. Wentzien proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held in Portland, Oregon, on Tuesday, October 7, 2003, and at any adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before this meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

VOTE YOUR PROXY BY TELEPHONE!

The enclosed proxy statement provides details on important issues affecting your funds. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

YOU CAN VOTE YOUR PROXIES BY TELEPHONE. IT IS EASY AND CONFIDENTIAL.

A REMINDER -- if you vote by telephone, you should NOT mail your proxy card.

INSTRUCTIONS FOR TELEPHONE VOTING:

    - Read the proxy statement.

    - With your proxy card available, call toll-free (877) 779-8683.

    - When prompted, enter the voter control number located in the upper left corner of your proxy card.

    - Follow the instructions provided.

Telephone voting is available 24 hours a day, seven days a week.

If you have questions regarding the meeting agenda or the execution of proxies, call a representative toll-free at (866) 238-4083.

                                                        SHC-43/910O-0803 (08/03)